                                                                   EXHIBIT 10.20


                                                                 VOID IF ALTERED


                                 [AUTOWEB LOGO]
                   A wholly owned subsidiary of Autobytel Inc.
            18872 MacArthur Boulevard, Irvine, California 92612-1400
                       Tel. 949-225-4500*Fax 949-862-3042


                            GENERAL DEALER AGREEMENT

        This General Dealer Agreement (the "Agreement") is entered into by and between _______________________________________________________________________,
                            (Legal Name of Dealership)

(DBA)_______________________________________________. ("you" or "Dealer"),

a [ ] Corporation, [ ] LLC, [ ] Partnership, [ ] LLP, [ ] Sole Proprietor,
[ ] Other  ________ under the laws of the state of ______________, located at
__________________________________________________ and Autoweb.com, Inc. a
Delaware corporation ("we" or "Autoweb.com").


                                    Recitals

        Autoweb.com is committed to providing quality lead referral information to our Member Dealers. Through our Per Lead Fee Agreement, Autoweb.com and the dealer agree to the following:

What we agree to do:

- Purchase Requests with verified customer information, accuracy of model, equipment and color

-  Dedicated Account Managers regionally assigned to member dealers

What you agree to do:

-  In a professional manner, respond to each customer inquiry within 24 hours

- Offer up front pricing/information to the consumer during the first contact or when appropriate

- Notify us promptly if there are personal or contact information changes within the dealership

                             Per Lead Fee Agreement

        Now therefore, for good and valuable consideration, the receipt and sufficiency is hereby acknowledged, the parties agree as follows:

FOR NEW VEHICLE INQUIRIES, we will invoice you and you agree to pay ___________ dollars ($________) for each Inquiry.

Inquiries invoiced on a monthly basis will include only those Inquiries from those zip codes that lie in whole or in part within the Specified Radius Distance(s) for each Franchise. (Please See Franchise Information sheet) The dealer will also be charged for additional zip codes the dealer chooses that are outside the specified radius. Each billing will be for the previous month's Inquiries delivered to you. You agree to pay the invoice within thirty (30) days even if all the Inquiries are not Qualified Inquiries. A QUALIFIED INQUIRY IS AN INQUIRY THAT IS DELIVERED TO YOU AND THAT HAS A NAME AND A VALID TELEPHONE NUMBER OR EMAIL ADDRESS. If you believe that an Inquiry charged to you is not a Qualified Inquiry and you inform us in writing, on a form we will provide to you, within thirty (30) days of the invoice date, we will issue you a credit toward your account for an Inquiry that is not a Qualified Inquiry. We will also credit you for duplicate Inquiries ("Duplicate Inquiry") in the same manner. A Duplicate Inquiry is a second Inquiry generated from the Autoweb.com Site and received from the same person within seventy-two (72) hours. You understand and agree that an Inquiry is an expression of interest on the part of a consumer and that it does not necessarily lead to a sale of a vehicle. You also agree to pay Autoweb a $__________ start-up fee upon your execution of this Agreement.

                                       1

DG# ______________________                Region name: _________________________
AL-Aweb agree Flex

Rev 1/24/02                                                      VOID IF ALTERED

                                                                 VOID IF ALTERED

Acceptance. This Agreement becomes valid and binding upon acceptance by Autoweb (the "Effective Date"). Upon acceptance, Autoweb shall mail a copy of the fully executed Agreement to you. Until accepted, meaning executed and activated by Autoweb, this Agreement shall not be binding on Autoweb and shall have no force or effect.

Term and Termination
After the Dealer has been on the program for (the "Initial Term") 3 MONTHS _____ 6 MONTHS ____ 12 MONTHS_____, the contract will automatically renew on each consecutive "Initial Term" anniversaries until or unless the contract is cancelled. Either party may terminate this Agreement for any reason, after (90) days from the "Effective Date" upon thirty (30) days' written notice and upon payment to Autoweb.com of any unpaid invoices or accrued charges throughout the last day of the month within which the thirty (30) day termination notice expires.

IN WITNESS WHEREOF, the parties have executed this General Dealer Agreement as of the date signed below.

DEALER:                                      AUTOWEB.COM, INC.
       -----------------------------
        (Legal name of dealership)

By:                                          By:
   ---------------------------------            --------------------------------
       (Signature)                                 (Signature)

Name:                                        Name:
     -------------------------------              ------------------------------

       (Printed)

Title:                                       Title:
      ------------------------------               -----------------------------
       (Printed)
Date:                                        Date:
     -------------------------------              -----------------------------




                                       2

DG# ______________________                Region name: _________________________
AL-Aweb agree Flex

Rev 1/24/02                                                      VOID IF ALTERED

                                                                 VOID IF ALTERED

                            GENERAL DEALER AGREEMENT

                                 BILLING REQUEST

Autoweb.com will remit ____ (___) monthly bill(s) with supporting documentation for all franchises to the following address:


                 [ ] Individual Store Billing
                 [ ] One Central Billing Location listed below:



                        $ Amount contracted for per lead

                             -----------------------
                    Total number of rooftops contracted for:

                             -----------------------
                   Total number of franchises contracted for:

                             -----------------------
                              Existing Dealer ID #:

                                     -------

                     Current A/R Amount:       Start Date:

                     ------------------        ----------



ROOFTOP 1 INFORMATION
Dealership:
           ---------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
City:                           ST:                             Zip:
     ---------------------------   ----------------------------     ------------
Dealership web address:
                       ---------------------------------------------------------
Management Contact Information:
Name:
     ---------------------------------------------------------------------------
Job title:
          ----------------------------------------------------------------------
Phone:                                          Fax:
      ----------------------------------------      ----------------------------
Franchises managed at this location:

--------------------------------------------------------------------------------

                                        Date:
                  -------------------        -----------------------------------



                          BILLING LOCATION INFORMATION

Dealership:
           ---------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
City:                           ST:                             Zip:
     ---------------------------   ----------------------------     ------------

                          BILLING CONTACT INFORMATION:

Name:
     ---------------------------------------------------------------------------
Job title:
          ----------------------------------------------------------------------
Phone:                                          Fax:
      ----------------------------------------      ----------------------------
Email address:
              ------------------------------------------------------------------


FRANCHISE 1 INFORMATION
Dealership:
           ---------------------------------------------------------------------
Franchise:
           ---------------------------------------------------------------------
Center Zip:                                     Radius:
           ------------------------------------       --------------------------
Number of estimated leads @ set-up:
                                   ---------------------------------------------
Lead Contact Information:
Name:
     ---------------------------------------------------------------------------
Job title:
          ----------------------------------------------------------------------
Phone:                                            Fax:
      --------------------------------------------    --------------------------
Email Adress
             -------------------------------------------------------------------
Lead delivery information (email address, fax #, XML):

--------------------------------------------------------------------------------

Dealership authorized agent signature:
                                      ------------------------------------------

                                        3

DG# ______________________                Region name: _________________________
AL-Aweb agree Flex

Rev 1/24/02                                                      VOID IF ALTERED